                                                                Exhibit (e) (4)

SERVICE REQUEST

CORPORATE AMERICA

AMERICAN GENERAL LIFE

CORPORATE AMERICA - FIXED OPTION

   .   Division 301 - AGL Declared Fixed Interest Account

CORPORATE AMERICA - VARIABLE DIVISIONS

AIM Variable Insurance Funds

   .   Division 848 - AIM V.I. Core Equity

   .   Division 802 - AIM V.I. International Growth

The Alger American Fund

   .   Division 849 - Alger American Leveraged AllCap

   .   Division 843 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

   .   Division 825 - VP Value

Credit Suisse Trust

   .   Division 850 - Small Cap Core I

Dreyfus Variable Investment Fund

   .   Division 807 - Developing Leaders

   .   Division 808 - Quality Bond

Fidelity Variable Insurance Products

   .   Division 851 - VIP Asset Manager

   .   Division 840 - VIP Contrafund

   .   Division 838 - VIP Equity-Income

   .   Division 852 - VIP Freedom 2020

   .   Division 853 - VIP Freedom 2025

   .   Division 854 - VIP Freedom 2030

   .   Division 839 - VIP Growth

   .   Division 844 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

    .  Division 845 - VIP Franklin Small Cap Value Securities

    .  Division 855 - VIP Franklin U.S. Government

    .  Division 856 - VIP Mutual Shares Securities

    .  Division 857 - VIP Templeton Foreign Securities

Janus Aspen Series

   .   Division 821 - International Growth

   .   Division 823 - Mid Cap Growth

   .   Division 822 - Worldwide Growth

MFS Variable Insurance Trust

    .  Division 819 - MFS VIT Core Equity

    .  Division 809 - MFS VIT Emerging Growth

    .  Division 820 - MFS VIT New Discovery

    .  Division 818 - MFS VIT Research

Neuberger Berman Advisers Management Trust

   .   Division 824 - AMT Mid-Cap Growth

   .   Division 858 - AMT Socially Responsive

Oppenheimer Variable Account Funds

   .   Division 859 - Oppenheimer Balanced

   .   Division 846 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

   .   Division 860 - PIMCO VIT CommodityRealReturn Strategy

   .   Division 836 - PIMCO VIT Real Return

    .  Division 835 - PIMCO VIT Short-Term

    .  Division 837 - PIMCO VIT Total Return

Pioneer Variable Contracts Trust

   .   Division 847 - Pioneer Growth Opportunities VCT

   .   Division 861 - Pioneer Mid Cap Value VCT

Putnam Variable Trust

   .   Division 814 - Putnam VT Diversified Income

   .   Division 813 - Putnam VT Growth and Income

    .  Division 815 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

   .   Division 862 - ST Aggressive Growth

   .   Division 863 - ST Balanced

VALIC Company I

   .   Division 864 - International Equities

   .   Division 805 - Mid Cap Index

    .  Division 801 - Money Market I

    .  Division 865 - Nasdaq-100 Index

    .  Division 866 - Science & Technology

    .  Division 827 - Small Cap Index

    .  Division 806 - Stock Index

Van Kampen Life Investment Trust

   .   Division 867 - LIT Growth and Income

Vanguard Variable Insurance Fund

   .   Division 833 - VIF High Yield Bond

   .   Division 834 - VIF REIT Index

AGLC101133 Rev1204                                                      Rev1007

[LOGO of AIG(R) AMERICAN GENERAL]                    Variable Universal Life
                                                   Insurance Service Request

                                          Complete and return this request to:
                                            Variable Universal Life Operations
American General Life Insurance          PO Box 4880 . Houston, TX. 77210-4880
  Company ("AGL")                           (800) 340-2765 or Hearing Impaired
A member company of American                 (TDD) (888) 436-5258 . Fax: (713)
  International Group, Inc.                                           620-6653

[_] POLICY IDENTIFICATION 1.  POLICY #: _______________________ Insured: ___________________
COMPLETE THIS SECTION FOR
ALL REQUESTS.                 Address: _____________________________________ New Address (yes) (no)

                              Primary Owner (If other than an insured): ______________________________

                              Address: _____________________________________ New Address (yes) (no)

                              Primary Owner's S.S. No. or Tax I.D. No. __________Phone Number: (    )___-___

                              Joint Owner (If applicable): ___________________________________

                              Address: ______________________________________New Address (yes) (no)


[_] NAME CHANGE      2.  Change Name Of: (Circle One)    Insured  Owner  Payor  Beneficiary
Complete this            Change Name From: (First, Middle, Last)  Change Name To: (First, Middle, Last)
section if the name
of one of the
Insured, Owner,
Payor or
Beneficiary has
changed. (Please
note, this does not
change the Insured,      ____________________________________     ____________________________________
Owner, Payor or
Beneficiary              Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach
designation).            copy of legal proof)

[_] CHANGE IN        3.  INVESTMENT DIVISION  PREM %  DED%    INVESTMENT DIVISION            PREM %  DED %
ALLOCATION
PERCENTAGES
Use this section to      (301) AGL Declared   ______% ______% Neuberger Berman Advisers      ______% ______%
indicate how             Fixed Interest                       Management Trust
premiums or monthly      Account
deductions are to        AIM Variable                         (824) AMT Mid-Cap Growth       ______% ______%
be allocated. Total      Insurance Funds
allocation in each       (848) AIM V.I. Core                  (858) AMT Socially Responsive
column must equal        Equity
100%; whole numbers      (802) AIM V.I.       ______% ______% Oppenheimer Variable Account   ______% ______%
only.                    International Growth                 Funds
                         The Alger American                   (859) Oppenheimer Balanced     ______% ______%
*This investment         Fund
option is available      (849) Alger          ______% ______% (846) Oppenheimer Global       ______% ______%
only for owners who      American Leveraged                   Securities
had Accumulation         AllCap
Value invested in        (843) Alger          ______% ______% PIMCO Variable Insurance Trust ______% ______%
such fund or             American MidCap
portfolio on             Growth
12/10/04.                American Century                     (860) PIMCO VIT                ______% ______%
                         Variable
                         Portfolios, Inc.
                         (825) VP Value       ______% ______% CommodityRealReturn Strategy   ______% ______%
                         Credit Suisse Trust                  (836) PIMCO VIT Real Return    ______% ______%
                         (850) Small Cap      ______% ______% (835) PIMCO VIT Short-Term     ______% ______%
                         Core I
                         Dreyfus Variable                     (837) PIMCO VIT Total Return   ______% ______%
                         Investment Fund
                         (807) Developing     ______% ______% Pioneer Variable Contracts     ______% ______%
                         Leaders                              Trust
                         (808) Quality Bond   ______% ______% (847) Pioneer Growth           ______% ______%
                                                              Opportunities VCT*
                         Fidelity Variable                    (861) Pioneer Mid Cap Value    ______% ______%
                         Insurance Products                   VCT
                         (851) VIP Asset      ______% ______% Putnam Variable Trust          ______% ______%
                         Manager
                         (840) VIP Contrafund ______% ______% (814) Putnam VT Diversified    ______% ______%
                                                              Income
                         (838) VIP            ______% ______% (813) Putnam VT Growth and     ______% ______%
                         Equity-Income                        Income
                         (852) VIP Freedom    ______% ______% (815) Putnam VT Int'l Growth   ______% ______%
                         2020                                 and Income
                         (853) VIP Freedom    ______% ______% SunAmerica Series Trust        ______% ______%
                         2025
                         (854) VIP Freedom    ______% ______% (862) ST Aggressive Growth     ______% ______%
                         2030
                         (839) VIP Growth     ______% ______% (863) ST Balanced              ______% ______%
                         (844) VIP Mid Cap    ______% ______% VALIC Company I                ______% ______%
                         Franklin Templeton   ______% ______% (864) International Equities   ______% ______%
                         Variable Insurance
                         Products Trust
                         (845) VIP Franklin                   (805) Mid Cap Index            ______% ______%
                         Small Cap
                         Value Securities     ______% ______% (801) Money Market I           ______% ______%
                         (855) VIP Franklin   ______% ______% (865) Nasdaq-100 Index         ______% ______%
                         U.S. Government
                         (856) VIP Mutual     ______% ______% (866) Science & Technology     ______% ______%
                         Shares Securities
                         (857) VIP Templeton  ______% ______% (827) Small Cap Index          ______% ______%
                         Foreign Securities
                         Janus Aspen Series   ______% ______% (806) Stock Index              ______% ______%
                         (821) International  ______% ______% Van Kampen Life Investment     ______% ______%
                         Growth                               Trust
                         (823) Mid Cap Growth ______% ______% (867) LIT Growth and Income    ______% ______%
                         (822) Worldwide      ______% ______% Vanguard Variable Insurance    ______% ______%
                         Growth                               Fund
                         MFS Variable         ______% ______% (833) VIF High Yield Bond      ______% ______%
                         Insurance Trust
                         (819) MFS VIT Core   ______% ______% (834) VIF REIT Index           ______% ______%
                         Equity
                         (809) MFS VIT        ______% ______%                                ______% ______%
                         Emerging Growth
                         (820) MFS VIT New    ______% ______% Other:                         ______% ______%
                         Discovery
                         (818) MFS VIT        ______% ______%                                   100     100
                         Research

AGLC101133 Rev1204                Page 2 of 5                          Rev1007

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
[_] MODE OF              4.  Indicate frequency and premium amount desired: $ ______ Annual
PREMIUM                      $ ______ Semi-Annual $ ______ Quarterly
PAYMENT/BILLING
METHOD CHANGE

Use this section to                         $ ______ Monthly (Bank Draft Only)
change the billing
frequency and/or             Indicate billing method desired:______ Direct Bill _____
method of premium            Pre-Authorized Bank Draft (attach a Bank Draft Authorization
payment. Note,               Form and "Void" Check)
however, that AGL will
not bill you on a direct     Start Date: ____ / ____ / ____
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.  I/we hereby certify that the policy of insurance for the listed
CERTIFICATE                  policy has been ____ LOST ____ DESTROYED ____ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we
applying for a               request that a:
Certificate of Insurance
or duplicate policy to          _____Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a          _____Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check     be issued to me/us. If the original policy is located, I/we will
or money order for $25       return the Certificate or duplicate policy to AGL for
payable to AGL must be       cancellation.
submitted with this
request.

[_] DOLLAR COST          6.  Day of the month for transfers____________ (Chose a day of the
  AVERAGING (DCA)            month between 1-28) Frequency of transfers: ______ Monthly
  ($5,000 MINIMUM            _________ Quarterly ______ Semi-Annually ______ Annually DCA to
  BEGINNING                  be made from the following investment option:
  ACCUMULATION
  VALUE)                     Transfer: $ ___________________________ ($100 minimum, whole dollars only)

An amount can be               (301) AGL Declared Fixed       $ ______ Neuberger Berman Advisers
systematically transferred     Interest Account                        Management Trust
from any one investment        AIM Variable Insurance Funds            (824) AMT Mid-Cap Growth       $ ______
option and directed to one or  (848) AIM V.I. Core Equity     $ ______ (858) AMT Socially Responsive  $ ______
more of the investment         (802) AIM V.I. International   $ ______ Oppenheimer Variable Account
options at right. The AGL      Growth                                  Funds
Declared First Interest        The Alger American Fund                 (859) Oppenheimer Balanced     $ ______
Account is not available for   (849) Alger American           $ ______ (846) Oppenheimer Global       $ ______
DCA. Please refer to the       Leveraged AllCap                        Securities
prospectus for more
information on the DCA option. (843) Alger American MidCap    $ ______ PIMCO Variable Insurance Trust
                               Growth
NOTE: DCA is not available if  American Century Variable               (860) PIMCO VIT                $ ______
the Automatic Rebalancing      Portfolios, Inc.                        CommodityRealReturn Strategy
option has been chosen.        (825) VP Value                 $ ______
                               Credit Suisse Trust                     (836) PIMCO VIT Real Return    $ ______
* This investment option is    (850) Small Cap Core I         $ ______
available only for owners who                                          (835) PIMCO VIT Short-Term     $ ______
had Accumulation Value
invested in such fund or       Dreyfus Variable Investment             (837) PIMCO VIT Total Return   $ ______
portfolio on 12/10/04.         Fund
                               (807) Developing Leaders       $ ______ Pioneer Variable Contracts
                               (808) Quality Bond             $ ______ Trust

                                                                       (847) Pioneer Growth           $ ______
                                                                       Opportunities VCT*

                               Fidelity Variable Insurance             (861) Pioneer Mid Cap Value    $ ______
                               Products                                VCT

                               (851) VIP Asset Manager        $ ______ Putnam Variable Trust

                               (840) VIP Contrafund           $ ______ (814) Putnam VT Diversified    $ ______
                                                                       Income

                               (838) VIP Equity-Income        $ ______ (813) Putnam VT Growth and     $ ______
                                                                       Income

                               (852) VIP Freedom 2020         $ ______ (815) Putnam VT Int'l Growth   $ ______
                                                                       and Income

                               (853) VIP Freedom 2025         $ ______ SunAmerica Series Trust

                               (854) VIP Freedom 2030         $ ______ (862) ST Aggressive Growth     $ ______

                               (839) VIP Growth               $ ______ (863) ST Balanced              $ ______

                               (844) VIP Mid Cap              $ ______ VALIC Company I

                               Franklin Templeton Variable Insurance   (864) International Equities   $ ______
                               Products Trust

                               (845) VIP Franklin Small Cap            (805) Mid Cap Index            $ ______
                               Value Securities               $ ______ (801) Money Market I           $ ______

                               (855) VIP Franklin U.S.        $ ______ (865) Nasdaq-100 Index         $ ______
                               Government

                               (856) VIP Mutual Shares        $ ______ (866) Science & Technology     $ ______
                               Securities

                               (857) VIP Templeton Foreign    $ ______ (827) Small Cap Index          $ ______
                               Securities

                               Janus Aspen Series                      (806) Stock Index              $ ______

                               (821) International Growth     $ ______ Van Kampen Life Investment
                                                                       Trust

                               (823) Mid Cap Growth           $ ______ (867) LIT Growth and Income    $ ______

                               (822) Worldwide Growth         $ ______ Vanguard Variable Insurance
                                                                       Fund

                               MFS Variable Insurance Trust            (833) VIF High Yield Bond      $ ______

                               (819) MFS VIT Core Equity      $ ______ (834) VIF REIT Index           $ ______

                               (809) MFS VIT Emerging Growth  $ ______
                               (820) MFS VIT New Discovery    $ ______
                               (818) MFS VIT Research         $ ______

                                                                       Other: ______________          $ ______


                               _____INITIAL HERE TO REVOKE DCA ELECTION.

AGLC101133 Rev1204                Page 3 of 5                          Rev1007

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
[_] AUTOMATIC        7.  Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
                                   (Division Name or                     (Division Name or
                                        Number)                               Number)
($5,000 minimum
accumulation value)      ______%: ____________________________ ______%: ____________________________
Use this section to      ______%: ____________________________ ______%: ____________________________
apply for or make        ______%: ____________________________ ______%: ____________________________
changes to               ______%: ____________________________ ______%: ____________________________
Automatic                ______%: ____________________________ ______%: ____________________________
Rebalancing of the       ______%: ____________________________ ______%: ____________________________
variable divisions.      ______%: ____________________________ ______%: ____________________________
Please refer to the      ______%: ____________________________ ______%: ____________________________
prospectus for more      ______%: ____________________________ ______%: ____________________________
information on the       ______%: ____________________________ ______%: ____________________________
Automatic                ______%: ____________________________ ______%: ____________________________
Rebalancing Option.

Note: Dollar Cost        ________ INITIAL HERE TO REVOKE
Averaging is not         AUTOMATIC REBALANCING ELECTION.
available if the
Automatic
Rebalancing option
has been chosen.

See investment
option restrictions
in Box 3
above.

[_]  AUTHORIZATION   8.  I ( or we, if Joint Owners) hereby authorize AGL to
    FOR TRANSACTIONS     act on telephone instructions or e-service
Complete this            instructions, if elected, to transfer values among the
section if you are       Variable Divisions and AGL Declared Fixed Interest
applying for or          Account and to change allocations for future premium
revoking current         payments and monthly deductions.
telephone or
e-service
privileges.

                         Initial the designation you prefer:

                         ____Policy Owner(s) only -- If Joint Owners, either one acting independently.

                         ____Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                         AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                         ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE
                         AUTHORIZATION.
                         ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE
                         AUTHORIZATION.

[_]  CORRECT AGE     9.  Name of Insured for whom this correction is submitted:
                         ________________________

Use this section to      Correct DOB: __/__/______
correct the age of
any person covered
under this policy.
Proof of the
correct date of
birth must
accompany this
request.

                         (Division Name or Number)      (Division Name or Number)

[_]  TRANSFER OF     10. Transfer$______or______%from ___________________ to ___________________
ACCUMULATED VALUES
Use this section if      Transfer$______or______%from ___________________ to ___________________
you want to
transfer money           Transfer$______or______%from ___________________ to ___________________
between divisions.
The minimum amount       Transfer$______or______%from ___________________ to ___________________
for transfers is
$500.00.                 Transfer$______or______%from ___________________ to ___________________
Withdrawals from
the AGL Declared         Transfer$______or______%from ___________________ to ___________________
Fixed Interest
Account to a             Transfer$______or______%from ___________________ to ___________________
Variable Division
may only be made         Transfer$______or______%from ___________________ to ___________________
within the 60 days
after a policy           Transfer$______or______%from ___________________ to ___________________
anniversary.
                         Transfer$______or______%from ___________________ to ___________________
See transfer
limitations
outlined in
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or
percentage amounts,
maintaining
consistency
throughout.

See investment
option restrictions
in Box 3
above.

AGLC101133 Rev1204                Page 4 of 5                          Rev1007

[_] REQUEST FOR                11. ____I request a partial surrender of $ _______or ______% of the net cash
  PARTIAL SURRENDER/               surrender value.
POLICY LOAN                        __________I request a loan in the amount of $
Use this section to apply for      _______I request the maximum loan amount available from my policy.
a partial surrender from or
policy loan against policy         Unless you direct otherwise below, proceeds are allocated according to the
values. For detailed               deduction allocation percentages in effect, if available; otherwise they are
information concerning these       taken pro-rata from the AGL Declared Fixed Interest Account and Variable
two options please refer to        Divisions in use.
your policy and its related        __________________________________________________
prospectus. If applying for a      __________________________________________________
partial surrender, be sure to      __________________________________________________
complete the Notice of
Withholding section of this
Service Request in addition
to this section.

[_] NOTICE OF                  12. The taxable portion of the distribution you receive from your variable
   WITHHOLDING                     universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax
Complete this section if you       may also be required by your state of residence. You may elect not to have
have applied for a partial         withholding apply by checking the appropriate box below. If you elect not to
surrender in Section 11.           have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                   Check one: ____I do want income tax withheld from this distribution.

                                            _____I do not want income tax withheld from this distribution.

                                   If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/               13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number
   SIGNATURE                       shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal
Complete this section              Revenue Code. The Internal Revenue Service does not require your consent to
for ALL requests.                  any provision of this document other than the certification required to avoid backup withholding.
                                   Dated at ___________________this ______day of ________,________________
                                                   (City, State)
                                   X_____________________________           X_____________________________
                                   SIGNATURE OF OWNER                       SIGNATURE OF WITNESS

                                   X_____________________________           X_____________________________
                                   SIGNATURE OF JOINT OWNER                 SIGNATURE OF WITNESS

                                   X_____________________________           X_____________________________
                                   SIGNATURE OF ASSIGNEE                    SIGNATURE OF WITNESS

AGLC101133 Rev1204                Page 5 of 5                          Rev1007